SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 8, 1995


SEARS, ROEBUCK AND CO.

(Exact name of registrant as specified in charter)


New York
(State or Other Jurisdiction of Incorporation)

1-416
(Commission File Number)

36-1750680
(IRS Employer Identification No.)


3333 Beverly Road, Hoffman Estates, Illinois   60179
(Address of principal executive offices)       (Zip Code)


Registrant's telephone number, including area code (708) 286-2500

Sears Tower, Chicago, Illinois 60684
(Former name or former address, if changed since last report)

Item 7.     Financial Statements, Pro Forma Financial Information and
Exhibits.

            The Exhibit Index on page E-1 is incorporated herein by reference.

SIGNATURES





Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



SEARS, ROEBUCK AND CO.




Date: November 28, 1995     By:     /s/DAVID SHUTE
                                    DAVID SHUTE
                                    Senior Vice President, Law,
                          and Corporate Secretary


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EXHIBITS



5.       Opinion of Latham & Watkins dated November 8, 1995, relating to
the             validity of 8,309,673 Sears, Roebuck and Co. common
shares (par value           $.75 per share), credited to the accounts of
participants in The Savings          and Profit Sharing Fund of Sears
Employees (Registration Statement No.           33-55825).

24.      Consent of Latham & Watkins (included in Exhibit 5).



E-1


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Exhibit 5

LATHAM & WATKINS
Attorneys At Law
Sears Tower, Suite 5800
Chicago, ILLINOIS  60606
Telephone (312) 876-7700
Fax (312) 993-9767
TLX 590776
ELN 62793271
November 8, 1995

Sears, Roebuck and Co.
3333 Beverly Road
Hoffman Estates, Illinois  60179

Ladies and Gentlemen:

At your request, we have examined: (A) Registration Statement No. 33-55825, as filed with the Securities and Exchange Commission (the "Commission") by Sears, Roebuck and Co., a New York corporation (the "Company"), in connection with the registration under the Securities Act of 1933, as amended (the "Act"), for an offering on a continuous or delayed basis pursuant to the provisions of Rule 415 under the Act, of securities having an aggregate initial offering price of not more than $6,000,000,000, consisting of (i) debt securities ("Debt Securities"),
ii) common shares, par value $0.75 per share ("Common Shares"), (iii) preferred shares, par value $1.00 per share ("Preferred Shares"), (iv) depositary shares representing fractional interests in Preferred Shares ("Depositary Shares," and, collectively with Common Shares and Preferred Shares, "Equity Securities") and (v) warrants ("Warrants") to purchase or receive Debt Securities or Equity Securities; (B) the final prospectus dated November 8, 1995 related to the offering and sale of unallocated amounts of Common Shares, Preferred Shares, Depositary Shares and Warrants to purchase or receive Equity Securities, which is a part of the Registration Statement referred to in (A) above (the "Prospectus"); and (C) the Prospectus Supplement dated November 8, 1995 (the "Prospectus Supplement"), relating to the offering and sale of 8,309,673 Common Shares of the Company (the "Fund Shares") credited to the accounts of participants in The Savings and Profit Sharing Fund of Sears Employees (the "Fund"). We are familiar with the proceedings heretofore taken by the Company in connection with the authorization, registration, issuance and sale of the Fund Shares.

Sears, Roebuck and Co.
November 8, 1995
Page 2


It is our opinion that the Fund Shares are validly issued, fully paid and nonassessable, and that (except for statutory claims by laborers, servants, or employees for unpaid debts, wages or salaries, chargeable against certain of the principal shareholders only in the event of termination of listing and public trading in the Company's shares) no personal liability for obligations of the Company will attach to any holder of such Fund Shares under existing statutes of the State of New York, in which the Company is incorporated.

We consent to the incorporation by reference of this opinion into the registration statements to which the Prospectus and the Prospectus Supplement relate.

Very truly yours,


/s/ LATHAM & WATKINS